As filed with the Securities and Exchange Commission on March 11, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22229

PNMAC Mortgage Opportunity Fund, LLC

27001 Agoura Rd. Suite 350
Calabasas, California 91301

Jeff Grogin, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
27001 Agoura Rd, Suite 350  Calabasas, California 91301

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

(818) 224-7050

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

PNMAC Mortgage Opportunity Fund, LLC

Annual Report
As of and for the year ended December 31, 2010

PNMAC Mortgage Opportunity Fund, LLC
Table of Contents

Page
Letter to Shareholders	2-3
Financial Statements
Statement of Assets and Liabilities	4
Schedule of Investments	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Additional Information	19
Directors and Officers	20
Approval of Investment Management Agreement	23
Contained herein:
Audited financial statements of PNMAC Mortgage Opportunity Fund, LP (“Master Fund”)

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

Dear Shareholder:

We are pleased to present this annual report to shareholders of PNMAC Mortgage Opportunity Fund, LLC (the "Fund") for the year ended December 31, 2010.  The Fund was established in 2008 to capitalize on the dislocations in the U.S. residential mortgage market.  The Fund ended the year with a total return on investments of $74.2 million, or 22.98 percent.1

During 2010, the U.S. financial markets continued their recovery with substantial government support while the banking system and housing markets continued to resolve the issues resulting from the financial crisis.  Bank failures continued with the FDIC seizing 157 institutions representing nearly $93 billion in assets (compared with 140 bank failures and more than $159 billion in assets in 2009).  The U.S. Federal Reserve (the "Fed") kept short-term interest rates near zero throughout the year, which is where they have remained since late 2008.  To further support the financial markets, the Fed made a much-anticipated announcement in November that it planned to purchase $600 billion of Treasury securities, in the second round of a policy known as quantitative easing.

The Fed’s monetary policy played a major role in the continued stabilization of the mortgage and housing markets.  The average 30-year fixed-rate mortgage declined from 5.14 percent at the end of 2009, according to Freddie Mac’s survey, to a record low of 4.17 percent in November 2010, ending the year at 4.86 percent.  In addition, federal tax credits of $8,000 for first-time home buyers and $6,500 for repeat buyers further helped to encourage sales and stabilize home prices.  These programs expired mid-year which put downward pressure on home sales and prices in the second half of the year.  According to the S&P Case-Shiller index, home prices in the top 20 metropolitan areas increased 1.8% in the first two quarters of 2010 then declined 3.8% over the third and fourth quarters.

Amid this environment, we saw a large increase in the volume of legacy residential whole loans available for purchase from large money-center banks, in particular non-performing loans (NPLs).  We believe that some banks have been motivated to sell these loans for several reasons, including reducing regulatory capital needs, improving non-performing asset ratios, and reducing stress on their operations resulting from large volumes of defaulted loans.  PNMAC Capital Management, LLC (PCM), our investment manager, saw the opportunity to purchase NPLs at attractive returns from these banks and became a very active participant in this market.

1 Total return is calculated for each partner class taken as a whole. An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

We invested in our first NPL portfolio early in 2010, continued acquiring NPLs throughout the year and shifted the Fund’s allocation to a majority of its equity invested in NPLs.  Across our Opportunity Funds, we purchased approximately $1 billion of unpaid principal balance (UPB) in residential whole loans, most of which were non-performing.  The average price paid for these loans was 47 percent of the UPB.2  Cash flows from the portfolio were over $258 million for the year, much of which was invested into additional whole loan portfolios.  In addition to our NPL activities, we successfully monetized gains from previous investments made by the Fund, including the mortgage-backed securities acquired in the American General transaction in July 2009.

As of December 31, 2010, the Fund had a net asset value of $384 million, with a loan portfolio with a fair value of $348 million, mortgage backed securities valued at $167 million and real estate (acquired at settlement of loans) valued at approximately $52 million.

We continue to see substantial investment opportunities in distressed residential mortgage assets and will continue to reinvest the Fund’s proceeds in these opportunities through the end of the Fund’s commitment period, which is set to expire this December 31.  We thank you for your continued commitment to PennyMac and the Fund and look forward to another successful year together.

2 These purchases were allocated across PNMAC Mortgage Opportunity Fund, LLC, PNMAC Mortgage Opportunity Fund Investors, LLC and PennyMac Mortgage Investment Trust (PMT) in accordance with our allocation policy.

PNMAC Mortgage Opportunity Fund, LLC
Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments, at fair value (cost $314,728,179)	$402,586,327
Other assets	98,932
Total assets	402,685,259

Liabilities:

Distributions payable to common shareholders	18,200,000
Payable to investment manager	494,795
Distributions payable to series A preferred shares	5,700
Accrued expenses and other liabilities	255,631
Total liabilities	18,956,126

Net Assets	$383,729,133

Net Assets Consist of:
Series A preferred shares	$-
Common shares	536
Additional paid-in capital	371,396,344
Net unrealized appreciation on investments	12,332,253

Total Net Assets	$383,729,133

Net Asset Value per Share
Series A preferred shares
Net assets applicable to preferred shares at a liquidation preference of $500 per share	$114,000
Shares outstanding ($0.001 par value, 5,000 shares authorized)	228
Net asset value, offering and redemption price per share	$500.00

Common shares
Net assets applicable to common shares	$383,615,133
Shares outstanding ($0.001 par value, unlimited shares authorized)	535,688
Net asset value per share	$716.12

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

4

PNMAC Mortgage Opportunity Fund, LLC
Schedule of Investments
December 31, 2010

Description	Shares or Principal Amount	Fair Value

INVESTMENTS – 104.9%*
Investment in Master Fund – 104.9%*
PNMAC Mortgage Opportunity Fund, LP^	$314,678,408	$402,536,556
Total Investment in Master Fund (Cost $314,678,408)		402,536,556

Short-Term Investment – <0.1%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	49,771	49,771
Total Short-Term Investment (Cost $49,771)		49,771

TOTAL INVESTMENTS (Cost $314,728,179)		402,586,327
Liabilities in excess of other assets – (4.9)%*		(18,857,194)
TOTAL NET ASSETS – 100.0%*		$383,729,133
* Percentages are stated as a percent of net assets ^ Investment represents securities held or issued by related parties All investments are in the United States of America

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

5

PNMAC Mortgage Opportunity Fund, LLC
Statement of Operations
Year Ended December 31, 2010

Investment income allocated from Master Fund:
Interest income	$14,691,007
Dividend income	14,484,724
Total investment income	29,175,731
Expenses allocated from Master Fund:
Investment advisory fees	5,907,614
Interest expense	1,003,505
Professional expenses	937,266
Directors’ fees and expenses	375,224
Administration and other fees	187,727
Insurance expense	174,919
Portfolio accounting fees	135,539
Custodian fees	12,408
Total expenses	8,734,202

Net investment income allocated from Master Fund	20,441,529

Investment income:
Dividend income	898
Total investment income	898

Expenses:
Shareholder services fee	1,972,895
Professional expenses	730,850
Insurance	139,884
Administration fees	124,721
Custody fees	4,800
Registration fees	1,331
Tax expense	800
Interest tax refund	(225,375)
Total expenses	2,749,906

Net investment income	17,692,521

Distributions to Series A preferred shareholders	(12,318)

Net realized and unrealized gain on investments and carried interest allocated from Master Fund:
Net realized gain on investments	28,902,812
Net change in unrealized gain on investments	45,291,475
Net change in carried interest allocated from the Master fund	(17,688,289)
Net realized and unrealized gain on investments and carried interest allocated from Master Fund	56,505,998
Net increase in net assets resulting from operations	$74,186,201

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

6

PNMAC Mortgage Opportunity Fund, LLC
Statements of Changes in Net Assets
For the Years Ended December 31, 2010 and 2009

	2010	2009
Increase (decrease) in net assets resulting from operations:
Net investment income	$17,692,521	$20,462,779
Distributions to Series A preferred shareholders	(12,318)	(10,482)
Net realized gain on investments	28,902,812	-
Net change in unrealized gain (loss) on investments	45,291,475	(8,449,452)
Net change in carried interest allocated from Master Fund	(17,688,289)	-
Net increase in net assets resulting from operations	74,186,201	12,002,845

Increase (decrease) in net assets resulting from capital transactions:
Proceeds from issuance of common shares	161,992,622	108,270,660
Distributions to common shareholders	(83,200,000)	(38,601,031)
Net increase in net assets resulting from capital transactions	78,792,622	69,669,629

Net increase in net assets	152,978,823	81,672,474

Net Assets:
Beginning of year	230,750,310	149,077,836
End of year	$383,729,133	$230,750,310

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

7

PNMAC Mortgage Opportunity Fund, LLC
Statement of Cash Flows
For the Year Ended December 31, 2010

Cash flows from operating activities:

Net increase in net assets resulting from operations	$74,186,201

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Purchases of investment in Master Fund	(162,115,306)
Distributions from Master Fund	74,162,064
Net investment income allocated from Master Fund	(20,441,529)
Net realized gain on investments allocated from Master Fund	(28,902,812)
Net unrealized gain on investments allocated from Master Fund	(45,291,475)
Allocation of carried interest to the General Partner from the Master Fund	17,688,289
Change in assets and liabilities:
Net change in short-term investment	260,003
Decrease in receivable from affiliate	259,466
Increase in other assets	(70,733)
Increase in payable to investment manager	12,877
Decrease in interest tax	(225,375)
Increase in accrued expenses and other liabilities	135,131
Net cash used in operating activities	(90,343,199)

Cash flows from financing activities:
Proceeds from issuance of common shares	161,992,622
Distributions to common shareholders	(71,639,891)
Distributions to series A preferred shareholders	(9,532)
Net cash provided by financing activities	90,343,199

Net increase in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Non-cash financing activity
Declaration of distribution to common shareholders	$18,200,000

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

8

PNMAC Mortgage Opportunity Fund, LLC
Financial Highlights
As of and for the Years Ended December 31, 2010, 2009,
and for the period from August 11, 2008
(commencement of operations) through December 31, 2008

	2010		2009		2008
PER SHARE OPERATING PERFORMANCE:	(amounts applicable to common shares)

BEGINNING NET ASSET VALUE	$710.36		$861.24		$1,000.00

OFFERING COSTS: (1)	0.00		0.00		(1.07)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1), (2)	38.48		83.38		7.19
Distributions to series A preferred shares (1)	(.03)		(.04)		(0.04)
Net realized and unrealized gain (loss) from investments	122.62		(48.86)		(47.44)

Total income (loss) from investment operations	161.07		34.48		(40.29)

DISTRIBUTIONS
Investment income and realized gains	(155.31)		(20.45)		-
Return of capital	-		(164.91)		(97.40)

Total distributions	(155.31)		(185.36)		(97.40)
ENDING NET ASSET VALUE	$716.12		$710.36		$861.24

Total return(3) ,(6)	22.98%		5.19%		(4.16%)
Internal rate of return (4)	13.69%		(0.24	% )	(12.87%)

SUPPLEMENTAL DATA AND RATIOS:
Series A preferred shares:
Net assets, end of period	$114,000		$114,000		$114,000
Total shares outstanding	228		228		228
Asset coverage ratio	334,628%		202,413%		130,770%
Involuntary liquidation preference per share	$500		$500		$500

Common shares:
Ratio of net investment income to weighted average net assets (2), (5),(7)	4.85%		11.17%		1.81%
Ratio of expenses to weighted average net assets (2) , (5) ,(7)	(3.14	% )	(6.01	% )	(9.92%)
Net assets attributable to common shares at period-end	$383,615,133		$230,636,310		$148,963,836
Portfolio turnover rate (6)(8)	19.00%		0.00%		0.00%

(1) Calculated using the average shares outstanding during the period.
(2) Includes proportionate share of income and expenses of the Master Fund.
(3) Total return is calculated for the common share class taken as a whole. An investor’s return may vary from these returns based on the timing of capital transactions.

(4)  Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions) with the exception of distributions declared but not paid, and partners’ capital accounts on a life-to date basis.

(5) Ratios exclude distributions to series A preferred shareholders.
(6) Amounts for the period from August 11, 2008 (commencement of operations) to December 31, 2009 are not annualized.
(7) 2008 amounts annualized. (8) Portfolio turnover rates do not include non-cash contributions or non-cash distributions from Mortgage Investments.

9

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

Note 1—Organization
PNMAC Mortgage Opportunity Fund, LLC (the “Fund”) is a limited liability company organized under the laws of the state of Delaware.  The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management company.  Shares of the Fund were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).  Investments in the Fund may be made only by “accredited investors” within the meaning of Regulation D under the 1933 Act.  The investment objective of the Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments and entities.

The Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”).  The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“SEC”).

The Fund invests substantially all of its assets in a limited partnership interest of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), a limited partnership formed under the laws of the state of Delaware.  The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company and a controlled subsidiary of Private National Mortgage Acceptance Company, LLC, both of which are affiliates of the Fund.

The Master Fund operates as a master fund in a master-feeder fund structure.  The Master Fund acts as a central investment mechanism for the Fund and the General Partner.  The General Partner has the exclusive right to conduct the operations of the Master Fund.  The Fund held a 99.99% interest at December 31, 2010.  The Fund is the sole limited partner in the Master Fund.

The Master Fund has the same investment objective as the Fund and conducts its operations through investments in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC and PNMAC Mortgage Co (FI), LLC (collectively, the “Mortgage Investments”).

•	PNMAC Mortgage Co., LLC is a wholly owned limited liability company. PNMAC Mortgage Co., LLC acquires, holds and works-out distressed U.S. residential mortgages.
•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company. PNMAC Mortgage Co. Funding, LLC acquires, holds and works-out distressed U.S. residential mortgages, and owns mortgage-backed securities resulting from securitization of such mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”).  FNBN is a limited liability company formed to own a pool of residential loans in partnership with the Federal Deposit Insurance Corporation (the “FDIC”).  The pool of residential loans had an unpaid principal balance totaling $558 million at the inception of FNBN.  The FDIC owns a substantial participation interest in the proceeds of the loans held by FNBN that depends on the amount of proceeds collected; the remaining share is owned by PNMAC Mortgage Co (FI), LLC.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale.  The Master Fund may hold interests in pools of such securitized mortgages and invests directly in other mortgage-related investment securities.

10

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

At December 31, 2010, the Master Fund owned 100% of PNMAC Mortgage Co., LLC, 68.9% of PNMAC Mortgage Co (FI), LLC, and 100% of PNMAC Mortgage Co. Funding, LLC.

The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements.

The Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Liability Company Agreement governing the Fund.

Note 2—Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as codified in the Financial Accounting Standards Board’s Accounting Standards Codification (the “Codification”).  Following are the significant accounting policies adopted by the Fund:

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Fair Value
The Fund carries its investments at their estimated fair values with changes in fair value recognized in current period results of operations. The Fund applies the hierarchy described in the Fair Value Measurements and Disclosures topic of the Codification, which prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active market for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Each financial instrument’s level assignment within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement for that particular instrument.  The three levels of the hierarchy are described below:

Level 1 – Quoted prices in active market for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayments speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.  Unobservable inputs reflect The Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may also result in transfer in or out of an investment’s assigned level within the hierarchy.

11

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

Most of The Fund’s assets are not actively traded and are considered illiquid.  As a result, estimating the assets’ fair values is subject to uncertainties regarding the assumptions market participants would use to value the assets.  Due to the inherent uncertainty of estimating fair values for assets that are not actively traded, the estimated fair value of the Fund’s investments may differ significantly from the value that may be realized if the Fund is liquidated and this difference could be material.

Investment in Master Fund
The Fund receives a proportionate limited partnership interest in the Master Fund equal to its relative contribution of capital to the Master Fund. The net increase or decrease in net assets resulting from operations includes the Fund’s proportionate share of the Master Fund’s income and losses (including net investment income and net realized and unrealized gains and losses on investments) arising from its investment in the Master Fund as reported by the General Partner of the Master Fund.  Dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. Securities transactions are recorded on the trade-date basis. Changes in fair value are recognized in current period results of operations.

Management's fair value estimates of investments held by the Master Fund are based on the expected proportionate share of the discounted cash flow projections of the assets and liabilities of these investments. The Master Fund’s Mortgage Investments are valued based on the proportionate share of the discounted cash flow projections of the assets and liabilities from these investments.  These Mortgage Investments are valued based on the proportionate share of discounted cash-flow projections of the assets and liabilities of FNBN I, LLC, PNMAC Mortgage Co., LLC, and PNMAC Mortgage Co. Funding, LLC (“Mortgage Companies”) given that the loans or loan participation interest held by the Mortgage Companies represent substantially all of the net asset value held by these entities. Accordingly, fund management classifies the investment in the Master Fund as a “Level 3” financial statement item.

PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN.  PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee and (ii) it first obtains prior written consent of the FDIC.  The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

Short-term Investment
The short-term investment, which represents money market funds, is valued at the number of shares multiplied by the value per share published by the manager of the money market fund on the valuation date.  Fair value of such funds also include assessment of liquidity and credit risk, including lockout provisions, if any, related to these funds. Accordingly, fund management classifies the short-term investment as a “Level 1” financial statement item.

Expenses
The Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, administration and custody fees.  Expenses that are not directly attributable to the Fund are generally allocated among the Fund and other entities managed by the Investment Manager in proportion to their respective capital commitments.  All general and administrative expenses are recognized on the accrual basis of accounting.

12

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

Management’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions.  Management has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken on the tax return for the fiscal year-ended December 31, 2009 or expected to be taken on the tax returns for the fiscal year ended December 31, 2010.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  In developing its conclusion, management of the Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2010, open Federal and state income tax years include the tax years ended December 31, 2008 through 2010.  The Fund has no examinations in progress.

If applicable, the Fund will recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

Distributions to Shareholders
The Fund has outstanding Series A preferred shares.  The preferred shares have an 8% cumulative dividend preference and a liquidation preference totaling $114,000.  In the event of a liquidation of the Fund, the accumulated preferred dividends and the remaining face amount of the preferred shares will be distributed before any distributions are made to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.  The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually.  The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

Recent Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2010-06 to the Fair Value Measurements and Disclosure section of the Codification.  The update requires additional disclosures about the transfers of classifications among the fair value classification levels and the reasons for those changes and separate presentation of purchases, sales, issuances and settlements in the presentation of the roll forward of Level 3 assets and liabilities. The ASU also clarifies disclosure requirements relating to the level of disaggregation of disclosures relating to classes of assets and liabilities and disclosures about inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value estimates for Level 2 or Level 3 assets and liabilities.  The requirements of the ASU are effective for interim and annual disclosures for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value estimates.  Those disclosures are effective for interim and annual reporting periods for fiscal years beginning after December 15, 2010.  The adoption of this ASU did not have a material effect on the Fund’s financial statements.

Note 3—Fair Value of Investments
Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of December 31, 2010:

Description	Total	Level 1	Level 2	Level 3
Short-term investment	$49,771	$49,771	$-	$-
Investment in Master Fund	402,536,556	-	-	402,536,556
Total investments	$402,586,327	$49,771	$-	$402,536,556

Following is a roll forward of the Fund’s Investment in Master Fund for the year ended December 31, 2010:

Balance at beginning of year	$230,995,896
Purchases	162,115,306
Distributions	(67,522,173)
Realized and unrealized gain, net of income allocated from the Master Fund	76,947,527
Balance at end of year	$402,536,556

Note 4—Investment Transactions
During the year ended December 31, 2010, the Fund purchased a limited partnership interest in the Master Fund in the amount of $162,115,307 and received distributions from the Master Fund in the amount of $67,522,174.

Note 5—Shareholder Services Fee, Administration Fees and Custodian Fees
The Fund has entered into a Shareholder Services Agreement with PNMAC Capital Management, LLC.  Under the terms of the agreement, the Fund pays the Investment Manager a fee equal to an annual rate of 0.5% on capital commitments until December 31, 2011 and thereafter a fee equal to an annual rate of 0.5% of the Fund’s net asset value so long as the fee does not exceed 0.5% of the aggregate capital contributions to the Fund.  The shareholder services fee is accrued monthly and paid quarterly.  The shareholder services fee for the year ended December 31, 2010 was $1,972,895.

The Fund has engaged U.S. Bancorp Fund Services, LLC, an indirect wholly-owned subsidiary of U.S. Bancorp, to serve as the Fund's administrator, fund accountant, transfer agent, and dividend paying agent.

14

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

The Fund pays the administrator a monthly fee computed at an annual rate of 0.02% of the first $1,000,000,000 of the Fund's total monthly net assets, 0.015% on the next $1,000,000,000 of the Fund's total monthly net assets and 0.01% on the balance of the Fund's total monthly net assets subject to an annual minimum fee of $120,000.  The administration fees for the year ended December 31, 2010 were $124,721.

U.S. Bank, N.A. serves as the Fund's custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Fund's average daily market value subject to an annual minimum fee of $4,800.  The custody fee expense for the year ended December 31, 2010 was $4,800.

Note 6—Directors and Officers
The Fund’s and Master Fund’s Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations.  The Fund and Master Fund share the same Board of Directors.  All directors’ fees and expenses are paid by the Master Fund.  The independent directors are each paid an annual retainer of $60,000 and a fee per meeting of the Board of Directors of $2,000 for each regular meeting and $1,000 for each telephonic meeting, subject to a cap of $15,000 per year for all telephonic meetings, plus reasonable out-of-pocket expenses.  Directors are reimbursed by the Master Fund for their travel expenses related to Board meetings.  One of the Directors is an officer of the Investment Manager and the Fund and receives no compensation from the Fund for serving as a Director.

Certain officers of the Fund are affiliated with the Investment Manager.  Such officers receive no compensation from the Fund for serving in their respective roles.

Note 7—Common Shareholders
The Fund is authorized to issue an unlimited number of common shares.  The common shares have no preferential, preemptive, conversion, appraisal, exchange or redemption rights and there are no sinking fund provisions applicable to the shares.  The Fund issues common shares at the Net Asset Value per Share as calculated within 48 hours prior to receipt of capital called.  Shareholders are not able to withdraw from the Fund other than through distributions made upon a realization of the Fund’s investments.

Common shares of the Fund were offered in private placements pursuant to Section 4(2) of the U.S. Securities Act of 1933, as amended on August 11, 2008 (the “Initial Closing”).  No additional closings were held after the Initial Closing to accept new or additional Capital Commitments. The minimum initial capital commitment required is $100,000,000.

Common shares have been broken down into three separate series based on the timing of capital contributions, which has affected the underlying calculation of carried interest for each series.

The Fund has raised $393,283,020 in aggregate capital commitments.  Capital calls were made against the capital commitments, resulting in the issuance of 210,062 shares for proceeds of $161,992,622 during the year ended December 31, 2010.

The Fund made distributions of $83,200,000 during the year ended December 31, 2010, of which $18,200,000 remains as a payable at December 31, 2010. The distributions made during 2010 are not subject to recall.

15

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

Subsequent to the issuance of the 2009 financial statements, management discovered a $2,135,861 understatement in the Fund’s investments at fair value as of December 31, 2009.  As a result, net assets resulting from operations were understated by $2,135,861 for the year ended December 31, 2009, and net asset value as of December 31, 2009 was also understated by $2,135,861. Management has corrected the understated value in the 2010 financial statements and concluded that it was not material to either the 2009 or 2010 financial statements.  Accordingly, the net increase in net assets resulting from operations for the year ended December 31, 2010 is overstated by the same amount.

Note 8—Preferred Shares
Series A preferred shares of the Fund were created by the Board of Directors on August 11, 2008.  The Fund is authorized to issue up to 5,000 series A preferred shares at $500 per share.  As of December 31, 2010 and 2009 the Fund has issued 228 shares.  Series A preferred shares are entitled to receive cumulative dividends in an amount equal to 10% per year.  As of December 31, 2010, $21,850 of dividends on preferred shares have been paid, accrued but unpaid dividends of $5,700 remain at year-end. Upon redemption by the Fund, series A preferred shareholders are entitled to the liquidation preference which is $500 per series A preferred share plus accumulated and unpaid dividends.  Series A preferred shareholders are not entitled to vote on any matter except matters submitted to a vote of the common shares that also affect the series A preferred shares.  The Fund shall not issue or sell any preferred shares or pay any dividend or distribution to the common shares unless the preferred shares have an asset coverage of at least 200% immediately following the given action.

Note 9—Income Tax Information
When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.  Following are the reclassifications recorded by the Fund for the year indicated:

Year	Paid In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
2010	$1,888,098	$35,403,437	$(37,291,535)

The reclassifications noted above primarily relate to Partnership adjustments and distribution reclassifications in 2010.

Following are the gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes for the year ended December 31, 2010:

Cost of investments	$286,138,632

Unrealized appreciation	$45,291,475
Unrealized depreciation	(61,548,769)
Net unrealized depreciation	$(16,257,295)

Undistributed ordinary income	$5,981,972
Undistributed long-term capital gains	-
Total distributable earnings	$5,981,972

Other accumulated losses	(1,139,435)

Total accumulated losses	$(11,414,758)

16

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2010

The tax character of distributions to shareholders during the year ended December 31, 2010, was as follows:

Distributions paid from:
Capital	$-
Ordinary income	83,221,850
Long-term capital gains	-
Total distributions	$83,221,850

At December 31, 2010 the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$-	$552,841

Note 10—Transactions with Affiliates
PNMAC Mortgage Opportunity (Offshore) Fund, Ltd. owns 29.14% of the Fund’s common shares.

As of December 31, 2010, the payable to affiliate of $2,494 represents funds owed to Private National Mortgage Acceptance Company, LLC for expenses paid on the Fund’s behalf.  The Investment Manager is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.  $2,472 was paid to Private National Mortgage Acceptance Company, LLC during the year ended December 31, 2010.

PennyMac Loan Services, LLC acts as the principal mortgage servicer for all mortgages owned by the Mortgage Companies.  PennyMac Loan Services, LLC is a controlled subsidiary of Private National Mortgage Acceptance Company, LLC.

The Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which a wholly owned subsidiary of Blackrock, Inc.  BlackRock Inc. is an affiliate of the Fund.

Note 11—Risk Factors
Because of the limitation on rights of redemption and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Investment Manager invests the Fund's assets in illiquid assets, an investment in the Fund is highly illiquid and involves a substantial degree of risk.

Due to the nature of the “master/feeder” structure, the Fund is materially affected by the actions of the Master Fund and other investors. Investment risks such as market and credit risks of the Master Fund’s investments are discussed in the Master Fund’s notes to the financial statements included herein.

Note 12—Subsequent Events
Management has evaluated all events or transactions through March 1, 2011, the date the Fund issued these financial statements. During this period, the Fund received distributions from a related party in the amount of $18,692,301.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

PNMAC Mortgage Opportunity Fund, LLC:

We have audited the accompanying statements of assets and liabilities of PNMAC Mortgage Opportunity Fund, LLC (the “Fund”) including the schedules of investments as of December 31, 2010, and the related statements of operations, and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2010 and 2009, and for the period from August 11, 2008 (commencement of operations) to December 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LLC as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 11, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include an investment in PNMAC Mortgage Opportunity Fund, LP (“Master Fund”) valued at $402,536,556 (99% of total assets) as of December 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimate is based on the Funds’ proportionate interest in the Master Fund’s partners’ capital, which is reported at fair value as of December 31, 2010.  Management’s fair value estimate of the investment held by the Master Fund is based on management’s estimate of the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund.

March 1, 2011
Los Angeles, California

18

PNMAC Mortgage Opportunity Fund, LLC
Additional Information
(Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling +1 (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Fund collect at +1(818) 224-7442; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors
The Fund’s Form N-2 includes additional information about the Fund’s directors and is available upon request without charge by calling the Fund collect at (818) 224-7442 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

19

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held
Independent Directors
Heather Campion (53) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008, tendered resignation on August 2, 2010.	Group Executive Vice President and Director of Corporate Affairs of Citizens Financial Group until 2007.	2	Institute of Politics at Harvard University, the John F. Kennedy Presidential Library Foundation, AAA of Southern New England, and the Isabella Stewart Gardner Museum
Nancy Corsiglia (45) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since August 25, 2010.	Chief Financial Officer of Cordia Bancorp and Executive Vice President–Finance of the Bank of Virginia.	2	Trustee of the Stoneleigh-Burnham School and previously served on the Board of Directors of the National Symphony Orchestra
Thomas P. Gybel (43) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of White Mountains Capital Inc. since March 2008, Managing Director of Global Corporate Finance for Deutsche Bank Securities Inc. from July 2004 to May 2007.	2	None
Peter W. McClean (66) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Chairman	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Cyrus Reinsurance, Family Health International, Allianz Variable Insurance Products Trust, and Allianz Variable Products Fund of Funds Trust
Richard A. Victor, J.D., Ph.D. (60) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Executive Director of the Workers Compensation Institute since 1983.	2	None

20

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Interested Directors
David A. Spector (47) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director, President, Chief Financial Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2	None
Officers
Stanford L. Kurland (58) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2	None
Michael L. Muir (45) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Indefinite Term. Served since May 29, 2008. In February of 2010, Mr. Muir tendered his resignation, effective March, 2010.	Chief Capital Markets Officer of the Investment Adviser; formerly, Chief Financial Officer, Treasurer and Chief Investment Officer for Countrywide Bank, N.A. and Senior Vice President of Countrywide Home Loans.	2	None
David M. Walker (55) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Credit Officer	Indefinite Term. Served since May 29, 2008.	Chief Credit Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None

21

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Anne D. McCallion (56) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Chief Financial Officer of the Investment Advisor; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	None
Jeff Grogin (50) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Secretary, Authorized person	Indefinite Term. Served since May 29, 2008.	Independent Counsel	2	None
Bettina Vagnoni (52) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Compliance Officer	Indefinite Term. Served since March 19, 2010	Chief Compliance Officer of the Investment Advisor; formerly, Executive Vice President, Director of Accounting of Countrywide Capital Markets	2	None
Vandad Fartaj (36) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Indefinite Term. Served since March 3, 2010	Chief Capital Markets Officer of the Investment Advisor; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None
Andy S. Chang (33) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Development Officer	Indefinite Term. Served since May 29, 2008	Chief Development Officer of the Investment Advisor; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

22

PNMAC Mortgage Opportunity Fund, LLC
Approval of Investment Management Agreement
(Unaudited)

Approval of Investment Management Agreement
On May 26, 2010, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portion’s of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and a portfolio valuation agreement between the Fund and BlackRock, which has an investment in the Investment Manager’s parent company.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients, and found such compensation arrangements were comparable.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

23

PNMAC Mortgage Opportunity Fund, LLC
Approval of Investment Management Agreement
(Unaudited)

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on May 26, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on May 26 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

24

PNMAC Mortgage Opportunity Fund, LP

Annual Report
as of and for the year ended December 31, 2010

PNMAC Mortgage Opportunity Fund, LP
Table of Contents

PNMAC Mortgage Opportunity Fund, LP
Statement of Assets and Liabilities
December 31, 2010

Assets:

Investments, at fair value ($482,797,195)	$512,817,767
Receivable from affiliates	12,777,000
Margin deposit	740,994
Interest receivable	218,690
Other assets	85,428
Total assets	526,639,879

Liabilities:

Securities sold under agreements to repurchase	104,151,000
Payable to investment manager	1,476,904
Interest payable	97,186
Payable to affiliates	38,296
Accrued expenses and other liabilities	650,213
Total liabilities	106,413,599

Partners’ Capital	$420,226,280

Partners’ Capital Consists of:
General partner	$17,689,725
Limited partner	402,536,555
Total partners’ capital	$420,226,280

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
December 31, 2010

Description	Shares or Principal Amount	Fair Value

INVESTMENTS – 122.0%*
Mortgage Investments – 80.4%*
PNMAC Mortgage Co., LLC ^	$163,208,865	$195,225,182
PNMAC Mortgage Co. Funding, LLC ^	117,679,290	107,295,465
PNMAC Mortgage Co (FI), LLC ^	29,887,855	35,158,261
Total Mortgage Investments (Cost $310,776,010)	310,776,010	337,678,908

Mortgage-Backed Securities – 39.8%*
Countrywide Asset Backed Certificates, CWL 2005-11 AF6, 5.05%, due 2/25/36	2,744,899	2,430,608
Countrywide Asset Backed Certificates, CWL 2006-SD2 1A1, 0.58%, due 5/25/46	7,753,455	5,427,418
Ellington Loan Acquisition Trust, ELAT 2007-1 A2A1, 1.23%, due 5/26/37	985,335	906,508
Vericrest Opportunity Loan Transferee, VOLT 2009-PL1A A, 6.00%, due 8/25/50**	46,313,959	44,692,970
PennyMac Loan Trust, PNMAC 2010-NPL1 M2, 5.00%, due 5/1/2050** ^	37,679,091	35,041,554
GSAMP Trust, GSAMP 2006-HE6 A2, 5.41%, due 8/25/2036**	15,992,589	15,312,904
Morgan Stanley Capital Inc, MSAC 2007-NC3 A2A, 5.38%, due 5/25/2037**	17,204,609	16,645,460
Morgan Stanley Home Equity Loan Trust, MSHEL 2006-2 A3, 4.99%, due 2/25/2036**	13,546,711	12,987,909
CitiGroup Mortgage Loan Trust Inc, CMLTI 2007-AHL1 A2A, 5.36%, due 12/25/2036**	6,296,815	6,092,168
Novastar Home Equity Loan, NHEL 2007-1 A2A1, 5.42%, due 3/25/2037**	8,031,578	7,730,394
SWDNSI Trust Series 2010-2 ^	31,744,879	20,181,700
Total Mortgage –Backed Securities (Cost $164,331,919)	188,293,920	167,449,593

Short-Term Investment – 1.8%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	7,689,266	7,689,266
Total Short-Term Investment (Cost $7,689,266)	7,689,266	7,689,266

TOTAL INVESTMENTS (Cost $482,797,195)		512,817,767

(continued)
The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Schedule of Investments
December 31, 2010

Description	Shares or Principal Amount	Fair Value
LIABILITIES – (24.8%)*
Securities Sold Under Agreements to Repurchase – (24.8%)*
Agreement with Bank of America, 1.85% (Eligible assets are pledged as collateral – see Note 6)	$(31,924,000)	$(31,924,000)
Agreement with Wells Fargo, 1.01% (Eligible assets are pledged as collateral – see Note 6)	(49,450,000)	(49,450,000)
Agreement with CitiGroup Global Markets, 3.55% (Eligible assets are pledged as collateral – see Note 6)	(22,777,000)	(22,777,000)
Total Securities Sold Under Agreements to Repurchase	(104,151,000)	(104,151,000)

Assets in excess of other liabilities – (2.8%)*		11,559,513
TOTAL PARTNERS’ CAPITAL –100.0%*		$420,226,280

* Percentages are stated as a percent of partners’ capital
** Pledged under repurchase agreements (See Note 6)
^ Investment represents securities held or issued by related parties
All investments are in the United States of America

(concluded)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statement of Operations
For the Year Ended December 31, 2010

Investment income
Dividend income	$14,531,379
Interest income	14,644,054
Other income	414
Total investment income	29,175,847
Expenses:
Investment advisory fees	5,907,614
Interest expense	1,003,509
Professional expenses	937,269
Directors’ fees and expenses	375,226
Administration and other expenses	323,266
Insurance expense	174,920
Custody fees	12,408
Total expenses	8,734,212

Net investment income	20,441,635

Net realized and unrealized gain on investments
Net realized gain on investments	28,902,897
Net unrealized gain on investments	45,291,624
Net realized and unrealized gain on investments	74,194,521
Net increase in partners’ capital resulting from operations	$94,636,156

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statements of Changes in Partners’ Capital
For the Years Ended December 31, 2010 and 2009

	General	Limited
	Partner	Partner	Total

Partners’ capital, December 31, 2008	$985	$140,315,719	$140,316,704

Contributions	-	98,639,331	98,639,331
Distributions	-	(23,114,980)	(23,114,980)
Increase (decrease) in partners’ capital from operations:
Net investment income	170	23,605,278	23,605,448
Net unrealized loss on investments	(59)	(8,449,452)	(8,449,511)

Net increase in partners’ capital from operations	111	15,155,826	15,155,937

Partners’ capital, December 31, 2009	1,096	230,995,896	230,996,992

Contributions	-	162,115,306	162,115,306
Distributions	-	(67,522,174)	(67,522,174)
Increase (decrease) in partners’ capital from operations:
Net investment income	106	20,441,529	20,441,635
Net realized gain on investments	85	28,902,812	28,902,897
Net unrealized gain on investments	149	45,291,475	45,291,624
Carried interest	17,688,289	(17,688,289)	-

Net increase in partners’ capital from operations	17,688,629	76,947,527	94,636,156

Partners’ capital, December 31, 2010	$17,689,725	$402,536,555	$420,226,280

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statement of Cash Flows
For the Year Ended December 31, 2010

Cash flows from operating activities:

Net increase in partners’ capital resulting from operations	$94,636,156

Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:

Purchases of Mortgage Investments	(300,987,653)
Proceeds from mortgage investments distributions	85,014,521
Purchase of mortgage-backed securities	(108,064,648)
Proceeds from sales and repayment of mortgage-backed securities	188,273,258
Accrual of unearned discounts on mortgage-backed securities	(7,554,642)
Net realized gain on investments	(28,902,897)
Net change in unrealized gain on investments	(45,291,624)
Changes in assets and liabilities:
Net change in short-term investment	(1,773,655)
Net change in margin deposits	(740,994)
Decrease in interest receivable	449,629
Increase in other assets	(84,003)
Increase in payable to investment manager	31,149
Increase in interest payable	79,947
Increase in payable to affiliate	7,340
Decrease in accrued expenses and other liabilities	(81,724)

Net cash used in operating activities	(124,989,840)

Cash flows from financing activities:
Sale of securities under agreements to repurchase	59,450,000
Repayments of securities sold under agreements to repurchase	(22,413,400)
Capital contributions	162,115,306
Capital distributions	(74,162,066)

Net cash provided by financing activities	124,989,840

Net increase in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Supplemental cash flow information Interest paid during the year	$923,562
Non-cash contributions of mortgage loans to PNMAC Mortgage Co. Funding, LLC	$217,720,844
Non-cash distributions of mortgage loans and mortgage backed securities received from PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. Funding, LLC	$272,491,901

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Financial Highlights
For the Years Ended December 31, 2010, 2009, and
for the period August 11, 2008 (commencement of operations) through December 31, 2008

For the year ended December 31, 2010

SUPPLEMENTAL DATA AND RATIOS	Total		General Partner(1)		Limited Partner

Total return (2)
Before carried interest	29.05%		30.97%		29.05%
Carried interest (4)	-		1,613,442.17%		(4.89	% )
After carried interest	29.05%		1,613,473.14%		24.16%
Internal rate of return (3)	18.15%		5,897.95%		15.29%
Ratio of net investment income to weighted average partners’ capital	5.51%		8.27%		5.51%
Ratio of expenses to weighted average partners’ capital (1)	(2.36	% )	(0.76	% )	(2.36	% )
Carried Interest	-		1,386,765.96%		(4.77	% )
Ratio of expenses and carried interest to weighted average partners’ capital	(2.36%)		1,386,765.20%		(7.13	% )

Partners’ capital, end of year	$420,226,280		$17,689,725		$402,536,555
Portfolio turnover rate(7)	61.00%

For the year ended December 31, 2009

SUPPLEMENTAL DATA AND RATIOS	Total		General Partner(1)		Limited Partner
Total return (2)	7.35%		11.25%		7.35%
Internal rate of return (3)	4.88%		6.82%		4.88%
Ratio of net investment income to weighted average partners’ capital	12.63%		16.51%		12.63%
Ratio of expenses to weighted average partners’ capital (1)	(4.21	% )	(1.03	% )	(4.21	% )
Partners’ capital, end of year	$230,996,992		$1,096		$230,995,896
Portfolio turnover rate(7)	0.00%

For the period from August 11, 2008 (commencement of operations) to December 31, 2008

SUPPLEMENTAL DATA AND RATIOS	Total		General Partner(1)		Limited Partner
Total return (2) (5)	(3.53	% )	(1.46	% )	(3.53	% )
Internal rate of return (3)	(9.68	% )	(3.70	% )	(9.68	% )
Ratio of net investment income to weighted average partners’ capital (6)	5.07%		10.40%		5.07%
Ratio of expenses to weighted average partners’ capital (1)(6)	(6.88	% )	(2.10	% )	(6.88	% )
Partners’ capital, end of period	$140,316,704		$985		$140,315,719
Portfolio turnover rate (5) (7)	0.00%

(1) In accordance with the Partnership Agreement, not all expenses are allocated to the General Partner (see Note 8).
(2) Total return is calculated for each partner class taken as a whole. An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.

(3) Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions) with the exception of distributions declared but not paid net of carried interest on a life-to date basis.

(4) The carried interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.
(5) Amounts for the period from August 11, 2008 (commencement of operations) to December 31, 2009 are not annualized.
(6) Annualized. (7) Portfolio turnover rates do not include non-cash contributions or non-cash distributions from Mortgage Investments.

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Note 1—Organization
PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is a limited liability partnership organized under the laws of the state of Delaware.  The Master Fund is registered under the Investment Company Act of 1940, as amended.  Interests in the Master Fund were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended.  The investment objective of the Master Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments, and entities.

The Master Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”).  The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“SEC”).  The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company.  Both the Investment Manager and General Partner are controlled subsidiaries of Private National Mortgage Acceptance Company, LLC.

The Master Fund operates as a master fund in a master-feeder fund structure.  The Master Fund acts as a central investment mechanism for (i) PNMAC Mortgage Opportunity Fund, LLC (the “Fund” or “Limited Partner”) and (ii) the General Partner.  The Fund owned 99.99% of the Master Fund at December 31, 2010 and is the sole limited partner.  The General Partner has the exclusive right to conduct the operations of the Master Fund.

The Master Fund conducts its operations through investments in mortgage-backed securities, PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC and PNMAC Mortgage Co (FI), LLC (collectively, the “Mortgage Investments”).

•	PNMAC Mortgage Co., LLC is a wholly owned limited liability company. PNMAC Mortgage Co., LLC acquires, holds and works out distressed U.S. residential mortgages.
•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company.  PNMAC Mortgage Co. Funding, LLC acquires, holds and works out distressed U.S. residential mortgages, and owns mortgage-backed securities resulting from securitization of such mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”).  FNBN is a limited liability company formed to own a pool of residential loans in partnership with the Federal Deposit Insurance Corporation (the “FDIC”).  The pool of residential loans had an unpaid principal balance totaling $558 million at the inception of FNBN.  The FDIC owns a substantial participation interest in the proceeds of the loans held by FNBN that depends on the amount of proceeds collected; the remaining share is owned by PNMAC Mortgage Co (FI), LLC.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale.  The Master Fund may hold interests in pools of such securitized mortgages and invests directly in other mortgage-related investment securities.

At December 31, 2010, the Master Fund owned 100% of PNMAC Mortgage Co., LLC, 68.9% of PNMAC Mortgage Co (FI), LLC, and 100% of PNMAC Mortgage Co. Funding, LLC.

The Master Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Partnership Agreement governing the Master Fund.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Note 2—Significant Accounting Policies
The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America (“U.S. GAAP”).  The Master Fund reports its investments in the Mortgage Investments in accordance with the Special Rules of General Application to Registered Investment Companies topic of the Codification as codified in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (the “Codification”) and the AICPA Audit and Accounting Guide: Investment Companies.  These rules do not permit the Master Fund to consolidate its ownership interest in such investments.  Following are the significant accounting policies adopted by the Master Fund:

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

Fair Value
The Fund carries its investments at their estimated fair values with changes in fair value recognized in current period results of operations. The Fund applies the hierarchy described in the Fair Value Measurements and Disclosures topic of the Codification, which prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active market for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Each financial instrument’s level assignment within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement for that particular instrument.  The three levels of the hierarchy are described below:

Level 1 – Quoted prices in active market for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayments speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.  Unobservable inputs reflect The Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may also result in transfer in or out of an investment’s assigned level within the hierarchy.

Most of the Fund’s assets are not actively traded and are considered illiquid.  As a result, estimating the assets’ fair values is subject to uncertainties regarding the assumptions market participants would use to value the assets.  Due to the inherent uncertainty of estimating fair values for assets that are not actively traded, the estimated fair value of the Fund’s investments may differ significantly from the value that may be realized if the Fund is liquidated and this difference could be material.

Short-term Investment
Short-term investment represents an investment in money market funds are valued at the number of shares multiplied by the value per share published by the manager of the money market funds on the valuation date.  Accordingly fund manager classifies the short-term investment as a “Level 1” financial statement item.  Fair value of such funds also include assessment of liquidity and credit risk, including lockout provisions, if any, related to these funds.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Mortgage-Backed Securities
Mortgage-backed securities transactions are recorded on the trade-date basis. Changes in fair value are recognized in current period results of operations. Mortgage-backed securities are valued using broker indications of value.  The estimates of value are evaluated by the Investment Manager’s Capital Markets staff and are reviewed and approved by its senior management Valuation Committee.  The Investment Manager’s review is for the purpose of evaluating the reasonableness of the brokers’ valuations.  The Investment Manager’s evaluations of broker indications of value may result in the broker modifying its indications of value.  However, the Investment Manager does not intend to independently adjust the brokers’ indications of value.   Accordingly, Fund management classifies the fair value measurements it develops for Mortgage-Backed Securities as “Level 3” financial statement items.

Mortgage Investments
Mortgage Investments have been estimated by management in the absence of readily determinable fair values. These Mortgage Investments are valued based on the proportionate share of the discounted cash-flow projections of the underlying assets and liabilities of FNBN I, LLC, PNMAC Mortgage Co., LLC, and PNMAC Mortgage Co. Funding, LLC (“Mortgage Companies”) given that the loans or loan participation interest held by the Mortgage Companies, including related concentration risks, represent substantially all of the net asset value held by these entities.

The Mortgage Companies value their investments in mortgage loans based on whether they are committed to be sold.  Loans which are committed to be sold are valued at their quoted market price or market price equivalent. Mortgage loans that are not committed to be sold are recorded at their estimated fair value, which is approximated using a discounted cash flow valuation model.  Inputs to the model include current interest rates, loan amount, payment status, property type, forecasts of future interest rates, home prices, prepayment speeds, defaults and loss severities.  Accordingly, the Fund’s Manager classifies the Mortgage Investments as “Level 3” financial statement items.  The estimates of value are evaluated by our Manager’s Capital Markets staff and are reviewed and approved by its senior management Valuation Committee.  Changes in the estimated fair value of mortgage loans are recognized in current period results of operations.  All changes in fair value, including changes arising from the passage of time, are recognized as a component of change in fair value of investments.

PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN.  PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee and (ii) it first obtains prior written consent of the FDIC.  The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

Securities Sold Under Agreements to Repurchase
Securities sold under agreements to repurchase represent the discounted value of the borrowings using the rate required to finance such borrowings as of period end.  Accordingly, the Fund’s Manager has classified securities sold under agreements to repurchase as “Level 3” financial instruments.

Interest Income
Interest income is accrued as earned.  Unamortized premiums and unearned discounts are amortized and accrued to interest income as an adjustment of the instruments’ yields using the interest method.  Yields are estimated using market prepayment expectations for similar securities.

Dividend Income
Dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Master Fund.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Expenses
The Master Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees.  Expenses that are not directly attributable to the Master Fund are generally allocated among the entities in proportion to their respective capital commitments.  All general and administrative expenses are recognized on the accrual basis of accounting.

Income Taxes
The Master Fund has elected to be treated as a partnership for federal income tax purposes.  Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss.  Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

Management’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions.  Management has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken on the tax return for the fiscal year ended December 31, 2009 or expected to be taken on the tax returns for the fiscal year ended December 31, 2010.  The Master Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  In developing its conclusion, management of the Master Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2010, open Federal and state income tax years include the tax year ended December 31, 2010 through 2008.  The Master Fund has no examination in progress.

If applicable, the Master Fund will recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

No distributions will be made by the Master Fund to cover any taxes due on Limited Partners’ investments in the Master Fund.  Investors may not redeem capital from the Master Fund, and they must have other sources of capital available to them in order to pay such taxes.

Partners’ Capital
Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of partners as of the last day of each month in accordance with partners’ respective investment ownership percentages of the Master Fund.  Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund during the fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the partners of the Master Fund, other than in accordance with the partners’ respective investment ownership percentages.

Capital Distributions and Carried Interest
Distributions are made in accordance with the following distribution priorities but may be recalled by the Master Fund for purposes of making new investments until December 31, 2011.  Following is a summary of capital distribution priorities:

1.
First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s capital contributions (irrespective of whether such capital contributions were used to make investment, pay management fees and expenses or any other purpose);

2.	Second, 100% to such Limited Partner, until such Limited Partner has received a preferred return on the amounts described in (1) above calculated at a rate of 8%, compounded annually;
3.	Third, 100% to the General Partner until the General Partner has received an amount equal to 20% of the profits distributed to the Limited Partner pursuant to (2) above; and
4.	Thereafter, (i) 80% to such Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

The Carried interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.

Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties.  The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur.  However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Recent Accounting Pronouncements
In January 2010, the FASB issued an Accounting Standards Update (“ASU”) ASU 2010-06 to the Fair Value Measurements and Disclosure topic of the ASC.  The update requires additional disclosures about the transfers of classifications among the fair value classification levels and the reasons for those changes and separate presentation of purchases, sales, issuances and settlements in the presentation of the roll forward of Level 3 assets and liabilities.  The ASU also clarifies disclosure requirements relating to the level of disaggregation of disclosures relating to classes of assets and liabilities and disclosures about inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value estimates for Level 2 or Level 3 assets and liabilities.  The requirements of the ASU are effective for interim and annual disclosures for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value estimates.  Those disclosures are effective for interim and annual reporting periods for fiscal years beginning after December 15, 2010.  The adoption of this ASU did not have a material effect on the Master Fund’s financial statements.

Note 3—Fair Value of Investments

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis for the year ended December 31, 2010:

	Total	Level 1	Level 2	Level 3
Assets
Short-term investment	$7,689,266	$7,689,266	$-	$-
Mortgage-backed securities	167,449,593	-	-	167,449,593
PNMAC Mortgage Co., LLC	195,225,182	-	-	195,225,182
PNMAC Mortgage Co. Funding, LLC	107,295,465	-	-	107,295,465
PNMAC Mortgage Co (FI), LLC	35,158,261	-	-	35,158,261
Total assets	512,817,767	7,689,266	-	505,128,501

Liabilities
Securities sold under agreements to repurchase	104,151,000	-	-	104,151,000
	$104,151,000	$-	$-	$104,151,000

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

The following table presents a roll forward of the assets for which Level 3 inputs were used to determine value for the year ended December 31, 2010:

	Mortgage-backed securities	PNMAC Mortgage Co., LLC	PNMAC Mortgage Co. Funding, LLC	PNMAC Mortgage Co (FI), LLC	Total
Assets
Balance at December 31, 2009	$157,451,565	$97,555,856	$-	$32,607,396	$287,614,817
Purchases	162,835,707	300,697,139	217,720,844	270,514	681,524,204
Repayments	(14,602,631)	-	-	-	(14,602,631)
Sales	(173,670,626)	(257,444,868)	(100,041,554)	-	(531,157,048)
Accretion of discount	7,554,638	-	-	-	7,554,638
Changes in fair value*	27,880,940	54,417,055)	(10,383,825)	2,280,351	74,194,521
Balance at December 31, 2010	$167,449,593	$195,225,182	$107,295,465	$35,158,261	$505,128,501
Changes in fair value recognized during the period relating to assets still held at December 31, 2010	$(1,021,957)	$54,417,055)	$(10,383,825)	$2,280,351	$45,291,624

	Securities Sold Under Agreements to Repurchase
Liabilities
Balance at December 31, 2009	$54,337,400
Sales	72,227,000
Repurchases	(22,413,400)
Balance at December 31, 2010	$104,151,000

*Fair value changes as a result of changes in instrument-specific credit risk relating to mortgage loans held by the Mortgage Investments totaled $9,581,654 for the year ended December 31, 2010.

The information used in the above reconciliation represents activity for any investments identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.  Transfer in or out of Level 3 represents either the beginning value (for transfer in), or the ending value (for transfer out) of any investments where a change in the pricing level occurred from the beginning to the end of the period.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Note 4—Mortgage Companies

	PNMAC Mortgage Co, LLC	PNMAC Mortgage Co Funding, LLC	PNMAC Mortgage Co (FI), LLC
Short-term investment, at fair value	$7,950,342	$16,023,528	$589
Mortgage loans at fair value	137,769,434	177,197,095	48,221,240
Real estate acquired in settlement of loans at fair value	35,670,357	13,441,052	4,762,789
Other assets	18,353,368	12,089,878	-
Total assets	199,743,501	218,751,553	52,984,618

Collateralized borrowings	-	97,795,931	-
Other liabilities	4,518,319	13,660,157	1,942,878
Total liabilities	4,518,319	111,456,088	1,942,878

Members’ equity	$195,225,182	$107,295,465	$51,041,740

Master Fund's investment in Mortgage Investments at December 31, 2010	$195,225,182	$107,295,465	$35,158,261
Following is a summary of the condensed balance sheet of the Master Fund’s investments in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC, and PNMAC Mortgage Co (FI), LLC as of December 31, 2010:

Following is a summary of distributions from the Mortgage Companies for the year ended December 31, 2010:
	Dividends	Return of Capital	Distributions-in-Kind*	Total Distributions
PNMAC Mortgage Co., LLC	$6,639,891	$20,014,521	$237,450,347	$264,104,759
PNMAC Mortgage Co Funding, LLC	-	65,000,000	35,041,554	100,041,554
PNMAC Mortgage Co (FI), LLC	7,844,480	-	-	7,844,480
	$14,484,371	$85,014,521	$272,491,901	$371,990,793

*See “Note 10- Transactions with Affiliates” for further information on Distributions-In-Kind

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Concentrations of Credit Risk
The Mortgage Companies have assumed a concentration of credit risk in connection with their investments in mortgage-backed securities, mortgage loans and real estate acquired in settlement of loans.

Loan Type	Fair Value	% Partners’ Capital	Average Note Rate
ARM/Hybrid1	$218,821,284	52.07%	6.37%
Fixed	130,313,852	31.01%	6.70%
Balloon	5,024,130	1.20%	10.15%
Step Rate	8,965,088	2.13%	3.28%
Other	63,415	0.02%	7.00%
Total Portfolio	$363,187,769	86.43%	6.45%

Lien Position	Fair Value	% Partners’ Capital	Average Note Rate
1st lien	$361,026,900	85.91%	6.35%
2nd lien	2,160,869	0.52%	8.50%
Total Portfolio	$363,187,769	86.43%	6.45%

Loan Age1	Fair Value	% Partners’ Capital	Average Note Rate
Less than 24 months	$1,805,321	0.43%	4.95%
24 - 36 months	25,481,808	6.06%	6.62%
36 - 48 months	167,106,527	39.77%	6.60%
48 - 60 months	97,738,524	23.26%	6.25%
60 months and greater	71,055,589	16.91%	6.19%
Total Portfolio	$363,187,769	86.43%	6.45%

The following is a summary of the distribution of loans included in the Mortgage Companies’ portfolios as measured by fair value at December 31, 2010:

Current Loan-to-Value2	Fair Value	% Partners’ Capital	Average Note Rate
Less than 80%	$27,521,320	6.54%	6.73%
80% - 99.99%	61,791,530	14.70%	6.53%
100% - 119.99%	80,239,549	19.10%	6.50%
120% or Greater	193,635,370	46.09%	6.41%
Total Portfolio	$363,187,769	86.43%	6.45%

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Payment Status	Fair Value	% Partners’ Capital	Average Note Rate
Current3	$94,909,701	22.59%	5.70%
30 days delinquent	21,298,070	5.07%	5.57%
60 days delinquent	12,019,761	2.86%	5.35%
90 days or more delinquent	128,997,544	30.70%	6.85%
In Foreclosure4	105,962,693	25.21%	7.03%
Total Portfolio	$363,187,769	86.43%	6.45%

1 Loan Age reflects the age of the loan as of December 31, 2010.
2 Current Loan-to-Value measures the ratio of the current balance of the loan and all superior liens (“Loan”) to the estimate of the value of the property securing the liens (“Value”) as of December 31, 2010.

3 Current loans include loans in and adhering to a forbearance plan as of December 31, 2010.
4 Loans “In Foreclosure” include loans for which foreclosure proceedings had begun, but for which ownership had not yet been transferred as of December 31, 2010. This category does not include real estate acquired in settlement of loans.

Following is a summary of the distribution of real estate acquired in settlement of loans:

Geographic Distribution	Fair Value	% Partners’ Capital
California	$19,248,718	4.58%
Florida	7,761,532	1.85%
Arizona	3,448,754	0.82%
Virginia	2,261,500	0.54%
Colorado	2,118,900	0.50%
Other	19,034,794	4.53%
Total Portfolio	$53,874,198	12.82%

Through their mortgage servicing agreements with PennyMac Loan Services, LLC, the Mortgage Companies proactively work with borrowers to perform loan servicing and loss mitigation activities in order to maximize returns and minimize credit losses.  Such activities include foreclosure avoidance activities such as short sales and deeds in lieu of foreclosure, and the development of loan modification programs and workout options that have the highest probability of successful resolution for both borrowers and the Mortgage Companies.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Note 5 – Mortgage-Backed Securities

Following is a summary of mortgage-backed securities held by the Master Fund as of December 31, 2010:

	Total	% Partners’ Capital
Security collateral type:
Sub-prime	167,449,593	39.85%
	$167,449,593	39.85%

Mortgage backed securities with an estimated fair value of $138,503,360 are pledged to secure securities sold under agreements to repurchase as of December 31, 2010.

Note 6 – Securities Sold Under Agreements to Repurchase
During the year ended December 31, 2010, the Master Fund entered into short-term financing arrangements to sell certain of its investment securities under agreements to repurchase (“repurchase agreements”).  The repurchase agreements are collateralized by certain of the Master Fund’s mortgage-backed securities.  All securities underlying repurchase agreements are delivered to the counterparty during the period they are outstanding.  All agreements are to repurchase the same or substantially identical securities.

Financial data pertaining to securities sold under agreements to repurchase were as follows for the year ended December 31, 2010:

Weighted-average interest rate at end of year	1.82%
Weighted-average interest rate during the year	1.71%
Average balance of securities sold under agreements to repurchase	$30,138,477
Maximum daily amount outstanding	$104,151,000
Total interest expense	$1,003,509
Fair value of MBS securing agreements to repurchase at year-end	$138,503,360

Scheduled maturities of securities sold under agreements to repurchase were as follows for the year ended December 31, 2010:

	Amount	Interest Rate
Due within 30 days	$49,450,000	1.01%
After 30 days but within 90 days	22,777,000	3.55%
After 90 days but within 180 days	31,924,000	1.85%
After 180 days but within one year	-	-
Total securities sold under agreements to repurchase	$104,151,000	1.01% to 3.55%

The Master Fund’s loans sold under agreements to repurchase are summarized by counterparty below as of December 31, 2010:

Counterparty	Amount at risk	Weighted-average maturity
Bank of America	$13,439,421	May 19, 2011
Citigroup	$12,242,076	March 22, 2011
Wells Fargo	$9,314,670	January 27, 2011

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

The Company is subject to margin calls during the period the agreements are outstanding and therefore may be required to repay a portion of the borrowings before the respective agreements mature if the value of the MBS or mortgage loans securing those agreements decreases.

At December 31, 2010, mortgage-backed securities with a fair value of $138,503,360 were pledged as collateral to secure securities sold under agreements to repurchase. Interest expense relating to securities sold under agreements to repurchase totaled $1,003,509 for the year ended December 31, 2010.

Note 7—Investment Transactions
For the year ended December 31, 2010, the Master Fund purchased investments for $409,052,301, comprised of $108,064,648 of mortgage-backed securities, $270,514 of additional contributions to PNMAC Mortgage Co (FI), LLC, and $300,717,139 of contributions to PNMAC Mortgage Co., LLC. and $217,720,844 in contributions to PNMAC Mortgage Co, Funding, LLC.

Note 8—Investment Advisory, Administration and Custodian Fees
The Master Fund entered into an Investment Management Agreement with PNMAC Capital Management, LLC.  Under the terms of the agreement, the Master Fund will pay the Investment Manager a fee equal to an annual rate of 1.5% on capital commitments until December 31, 2011, and thereafter a fee equal to an annual rate of 1.5% of the Master Fund’s net asset value so long as the fee does not exceed 1.5% of the aggregate capital contributions to the Master Fund.  The General Partner is not charged a management fee.  The only expenses charged to the General Partner are those specifically relating to it.

Investment advisory fees for the year ended December 31, 2010 were $5,907,614.  Of this amount, $1,476,903 was payable to the Investment Manager at year-end.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Master Fund's total monthly net assets, 0.03% on the next $1,000,000,000 of the Master Fund's total monthly net assets, and 0.02% on the balance of the Master Fund's total monthly net assets subject to an annual minimum fee of $180,000.  The administration expense for the year ended December 31, 2010 was $186,330.

The Master Fund and an affiliated fund have engaged U.S. Bank, N.A. to provide mortgage loan accounting for the mortgage loans held in the mortgage subsidiary.  The Master Fund and an affiliated fund pay U.S. Bank, N.A. a monthly fee computed at an annual rate of 0.9% of assets subject to an annual minimum fee of $20,000. The loan accounting fee charged to the Master Fund for the year ended December 31, 2010 was $90,383.

U.S. Bank, N.A. serves as the Master Fund's custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Master Fund's average daily market value subject to an annual minimum fee of $4,800.  Custodian fees charged to the Master Fund for the year ended December 31, 2010 were $12,408.

Note 9—Directors and Officers
The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations.  The Fund and Master Fund share the same board of directors.  All directors’ fees and expenses are paid by the Master Fund.  The independent directors are each paid an annual retainer of $60,000 and a fee per meeting of the board of directors of $2,000 for each regular meeting and $1,000 for each telephonic meeting, subject to a cap of $15,000 per year for all telephonic meetings, plus reasonable out-of-pocket expenses.  Directors are reimbursed by the Master Fund for their travel expenses related to board meetings.  The total director fees and expenses incurred for the year ended December 31, 2010 were $375,226. Of this amount, $81,386 was payable at year-end.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

One of the directors is an officer of the advisor and the Master Fund and receives no compensation from the Master Fund for serving as a Director.

Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 10—Transactions with Affiliates
As of December 31, 2010, the payable to affiliate of $38,296 represents funds owed to Private National Mortgage Acceptance Company, LLC for operating expenses paid on the Master Fund’s behalf.  As of December 31, 2010, the receivable from affiliate of $12,777,000 represents funds due from Mortgage Co., Funding LLC for the reimbursement of cash received on a reverse repurchase agreement. The original receivable was for $22,777,000, of which $10,000,000 has been received. The Investment Manager is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.

The Master Fund received a distribution-in-kind from their investment in PNMAC Mortgage Co., LLC at a cost of $217,720,843 and fair market value of $200,253,803 which was subsequently contributed into their investment in PNMAC Mortgage Co. Funding, LLC.  A second distribution-in-kind was received from their investment in PNMAC Mortgage Co., LLC at a cost of $19,729,504 and fair market value of $20,181,670, which was held as a mortgage backed security as of December 31, 2010.  A distribution-in-kind was also received from their investment in PNMAC Mortgage Co. Funding, LLC at a cost and fair market value of $35,041,554, which is also held at the Master Fund as a mortgage backed security at year-end.

During the year ended December 31, 2010, the Master Fund received dividends from their investments in PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. F(I), LLC of $6,639,891 and $7,844,480, respectively, and return of capital distributions from PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. F(I), LLC of $20,014,521 and $65,000,000, respectively.

As of December 31, 2010, $17,688,629 in carried interest has been accrued and reallocated from the limited partners’ capital account to the general partner’s capital account (as described in Note 2).

The Master Fund incurred management fees of $5,907,614 during 2010, of which $1,476,903 was payable to PNMAC Capital Management, LLC at year-end.

PennyMac Loan Services, LLC acts as the principal mortgage servicer for all mortgages owned by the Mortgage Companies.  PennyMac Loan Services, LLC is a controlled subsidiary of Private National Mortgage Acceptance Company, LLC.

The Master Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which is a wholly owned subsidiary of BlackRock, Inc.  BlackRock Inc. is an affiliate of the Master Fund.  For the year ended December 31, 2010, the Master Fund received $47,008 of dividend income from this short-term investment.

Note 11—Risk Factors
The Master Fund’s investment activities expose it to the various types of risk, which are associated with the financial instruments and markets in which it invests.

Investments in mortgage-backed securities and mortgage loans have exposure to certain degrees of risk, including interest rate, market risk, and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Mortgage loans are subject to prepayment risk, which will affect the maturity of such investments.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Investments in real estate acquired in settlement of loans are subject to various risk factors.  Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located as well as the availability of similar properties in the immediate area.  Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

The Master Fund is indirectly subject to interest rate risk.  Interest rate risk is the risk that investment in loans held by the Mortgage Investments will decline in value because of changes in market interest rates.  Investments in mortgage loans with long-term maturities may experience significant price declines if long-term interest rates increase.

Market risk represents the potential loss in value of financial instruments caused by movements in market factors including, but not limited to, market liquidity, investor sentiment, interest and foreign exchange rates.  The Master Fund’s portfolio includes certain investments that are generally illiquid and have a greater amount of market risk than more liquid investments.  These investments may trade in limited markets or have restrictions on resale or transfer and may not be able to be liquidated on demand if needed.  The value assigned to these investments may differ significantly from the values that would have been used had a ready market existed and such differences could be material to the financial statements.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of borrowers to make principal payments and interest payments.  An economic downturn could severely affect the ability of highly  leveraged borrowers to service their debt obligations or to repay their obligations.  Under adverse market or economic conditions, the secondary market could contract further as well, increasing the illiquid nature of the loans.  As a result, the Mortgage Investments could find it more difficult to sell loans or may be able to sell only at prices lower than if such investments were widely traded.

An investment in the Master Fund is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Master Fund represents an indirect investment in the loans held by the Mortgage Companies.  The value, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Master Fund at any point in time may be worth less than the original investment.  Investment values can fluctuate for several reasons including the general condition of the mortgage market or when political or economic events affecting the issuers occur.

As part of its investment strategy, the Master Fund may utilize borrowings.  Master Fund investments may also use borrowings in the ordinary course of their operations.  The use of borrowings may materially affect the operations of the Master Fund or its investment and thus its ultimate value.  Financing may not always be available on acceptable terms, in the necessary amounts, or for the period needed.  This could have a material negative impact on the performance of the Master Fund.

The Master Fund clears substantially all of its investment purchases and sales and maintains substantially all of its investments and cash positions at U.S. Bank, N.A.  Credit risk is measured by the loss the Master Fund would record if U.S. Bank, N.A. failed to perform pursuant to terms of their obligations.

Due to the nature of the master fund/feeder fund structure, the Master Fund could be materially affected by subscription or redemption activity.

In light of financial market events that occurred in 2009 and 2008 and the United States government’s involvement in supporting the financial markets, it is reasonably possible that the investment management industry will be subject to future regulation.  The impact of potential regulation may have a negative impact on the ability to unwind the investments of the Master Fund and Mortgage Investments, but such impact is not quantifiable.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and For the Year Ended December 31, 2010

Note 12—Subsequent Events
Management has evaluated all events or transactions through March 1, 2011, the date the Master Fund issued these financial statements. During this period, the Master Fund received dividends from a related party in the amount of $292,276, and made distributions to its limited partners of $18,692,301.

******

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
PNMAC Mortgage Opportunity Fund, LP:

We have audited the accompanying statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), including the schedule of investments as of December 31, 2010, and the related statements of operations, and cash flows for the year then ended, the statement of changes in partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2010 and 2009, and for the period from August 11, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LP as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 11, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments in mortgage-backed securities, investment in Mortgage Co. Funding LLC, investment in PNMAC Mortgage Co LLC, and an investment in PNMAC Mortgage Co (FI), LLC, valued at $337,678,908 (96% of total assets) as of December 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values.

March 1, 2011
Los Angeles, California

PNMAC Mortgage Opportunity Fund, LP
Additional Information
(Unaudited)

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first, second and third quarters of each fiscal year with the SEC on Form N-Q.  The Master Fund’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Master Fund collect at (818) 224-7442; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors
The Master Fund’s Form N-2 includes additional information about the Master Fund’s directors and is available upon request without charge by calling the Master Fund collect at (818) 224-7442 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may,'' “will,'' “believe,'' “attempt,'' “seem,'' “think,'' “ought,'' “try,'' and other similar terms. The Master Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held
Independent Directors
Heather Campion (53) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008, tendered resignation on August 2, 2010.	Group Executive Vice President and Director of Corporate Affairs of Citizens Financial Group until 2007.	2	Institute of Politics at Harvard University, the John F. Kennedy Presidential Library Foundation, AAA of Southern New England, and the Isabella Stewart Gardner Museum
Nancy Corsiglia (45) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since August 25, 2010.	Chief Financial Officer of Cordia Bancorp and Executive Vice President–Finance of the Bank of Virginia.	2	Trustee of the Stoneleigh-Burnham School and previously served on the Board of Directors of the National Symphony Orchestra
Thomas P. Gybel (43) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of White Mountains Capital Inc. since March 2008, Managing Director of Global Corporate Finance for Deutsche Bank Securities Inc. from July 2004 to May 2007.	2	None
Peter W. McClean (66) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Chairman	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Cyrus Reinsurance, Family Health International, Allianz Variable Insurance Products Trust, and Allianz Variable Products Fund of Funds Trust
Richard A. Victor, J.D., Ph.D. (60) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director; Audit Committee Member	Indefinite Term. Served since May 29, 2008.	Executive Director of the Workers Compensation Institute since 1983.	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Interested Directors
David A. Spector (47) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Director, President, Chief Financial Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2	None
Officers
Stanford L. Kurland (58) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2	None
Michael L. Muir (45) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Indefinite Term. Served since May 29, 2008. In February of 2010, Mr. Muir tendered his resignation, effective March, 2010.	Chief Capital Markets Officer of the Investment Adviser; formerly, Chief Financial Officer, Treasurer and Chief Investment Officer for Countrywide Bank, N.A. and Senior Vice President of Countrywide Home Loans.	2	None
David M. Walker (55) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Credit Officer	Indefinite Term. Served since May 29, 2008.	Chief Credit Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Anne D. McCallion (56) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Chief Financial Officer of the Investment Advisor; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	None
Jeff Grogin (50) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Secretary, Authorized person	Indefinite Term. Served since May 29, 2008.	Independent Counsel	2	None
Bettina Vagnoni (52) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Compliance Officer	Indefinite Term. Served since March 19, 2010	Chief Compliance Officer of the Investment Advisor; formerly, Executive Vice President, Director of Accounting of Countrywide Capital Markets	2	None
Vandad Fartaj (36) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Indefinite Term. Served since March 3, 2010	Chief Capital Markets Officer of the Investment Advisor; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None
Andy S. Chang (33) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Development Officer	Indefinite Term. Served since May 29, 2008	Chief Development Officer of the Investment Advisor; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

PNMAC Mortgage Opportunity Fund, LP
Approval of Investment Management Agreement
(Unaudited)

Approval of Investment Management Agreement
On May 26, 2010, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portion of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and a portfolio valuation agreement between the Fund and BlackRock, which has an investment in the Investment Manager’s parent company.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients, and found such compensation arrangements were comparable.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

PNMAC Mortgage Opportunity Fund, LP
Approval of Investment Management Agreement
(Unaudited)

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on May 26, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on May 26 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-818-224-7442.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Peter W. McClean is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$10,000	$58,000
Audit-Related Fees	$0	$16,722
Tax Fees	$7,150	$24,775
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, David M. Walker, Andy S. Chang, and Vandad Fartaj. Michael L. Muir tendered his resignation effective March 2010, and therefore no longer has any responsibilities in any capacity of the Registrant’s portfolio as of December 31, 2010. The titles, business experience, and length of service of Messrs. Kurland, Spector, Walker, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (58) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Founder, Chairman and Chief Executive Officer of the Investment Adviser	Served since May 29, 2008	Formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	Chairman and Chief Executive Officer of the Investment Adviser
David A. Spector (47) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Investment Officer	Served since May 29, 2008	Formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.
As Chief Investment Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

David M. Walker (55) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Credit Officer	Served since May 29, 2008	Formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.
As Chief Credit Officer, is responsible for developing and maintaining the loan grading system, default curves, the loan loss severity matrix, new loan underwriting and modification standards, overseeing representation and warranty claims, and evaluating and determining the adequacy of reserves and valuation model loss assumptions.

Andy S. Chang (33) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Development Officer	Served since May 29, 2008	Formerly, Director at Blackrock and leader of its Advisory Services practice.	As Chief Development Officer, is responsible for establishing relationships with sellers, negotiating purchase/sales agreements, and coordinating transaction details.
Vandad Fartaj (36) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Served since March 3, 2010	Formerly, Managing Director, Capital Markets, for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation.	As Chief Capital Markets Officer, is responsible for all capital markets activities including asset valuation, trading, hedging and research.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2010:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$402,685,259	2	$402,685,259
Other pooled investment vehicles	3	$791,713,391	2	$791,713,391
Other accounts				$0
David A. Spector
Registered investment companies	2	$402,685,259	2	$402,685,259
Other pooled investment vehicles	3	$791,713,391	2	$791,713,391
Other accounts				$0
Vandad Fartaj
Registered investment companies	2	$402,685,259	2	$402,685,259
Other pooled investment vehicles	3	$791,713,391	2	$791,713,391
Other accounts				$0
David M. Walker
Registered investment companies	2	$402,685,259	2	$402,685,259
Other pooled investment vehicles	3	$791,713,391	2	$791,713,391
Other accounts				$0
Andy S. Chang
Registered investment companies	2	$402,685,259	2	$402,685,259
Other pooled investment vehicles	3	$791,713,391	2	$791,713,391
Other accounts				$0

(3) Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities ("Other
Accounts"). While it is the general intention of the Investment Adviser that investment opportunities will be apportioned among the Fund and Other Accounts on a fair and reasonable basis, there is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(4) Compensation:

Messrs. Kurland, Spector, Walker, Chang, and Fartaj receive a fixed salary from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. None of Messrs. Kurland, Spector, Walker, and Chang received any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. Mr. Fartaj received from one of the managed account 17,600 restricted stock units with a grant date fair value of $211,772.  These restricted stock units vest over a four year period.

(5) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2010:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	None
David A. Spector	None
David M. Walker	None
Andy S. Chang	None
Vandad Fartaj	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PNMAC Mortgage Opportunity Fund, LLC

By      /s/ Stanford L. Kurland
               Stanford L. Kurland, CEO

Date        March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ Stanford L. Kurland
               Stanford L. Kurland, CEO

Date        March 11, 2011

By     /s/ Anne D. McCallion
               Anne D. McCallion, CFO

Date        March 11, 2011

* Print the name and title of each signing officer under his or her signature.